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                                                                   Exhibit 10.8


                              ENTEX HOLDINGS, INC.

                             1996 STOCK OPTION PLAN

                                 ---------------


                      AS AMENDED AND RESTATED JUNE 21, 1996





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                              ENTEX HOLDINGS, INC.
                             1996 STOCK OPTION PLAN

                                  INTRODUCTION

            ENTEX Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "ENTEX 1996 Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

               The Plan shall become effective on February 1, 1996. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by the affirmative vote of the holders of a majority of the Corporation's issued and outstanding Common Stock within twelve (12) months of such date.

               The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders, customers and employees, by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.




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                                   DEFINITIONS

               For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

               A. "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 under the Exchange Act.

               B. "Associate" shall have the meaning ascribed to it in Rule 12b-2 under the Exchange Act.

               C. "Cameron" shall mean Dort A. Cameron III.

               D. "Cameron Affiliates" shall mean persons or entities that are Affiliates of Cameron.

               E. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

               F. "Committee" shall mean the Stock Option Committee of the Board of Directors of the Corporation.

               G. "Common Stock" shall mean the common stock, par value $0.001 per share, of the Corporation.

               H. "Corporation" shall mean ENTEX Holdings, Inc., a Delaware corporation, and each successor corporation thereto which continues the Plan.

               I. "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

               J. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

               K. "Fair Market Value" of the Corporation's Common Stock shall mean the fair market value of the Common Stock determined by the Committee from time to time in good faith, it being understood that such fair market value shall be determined periodically, and shall not be required to be determined with reference to any particular Options or any particular Participant. If the Corporation's common stock is publicly traded, then the Fair Market Value of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market,


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the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

               L. "Good Cause" shall mean (i) the willful failure by such Participant to perform his duties as an employee, director, consultant or other service provider of the Corporation (other than a failure resulting from physical or mental disability), it being understood that no act, or failure to act, by a Participant shall be considered "willful" unless the Board of Directors of the Corporation in the reasonable exercise of its business judgment determines that such act or failure to act was committed without good faith and without a reasonable belief that such act or failure to act was in the best interests of the Company, (ii) such participant engaging in gross misconduct injurious to the Corporation, (iii) the material breach by such Participant of any Employment Agreement or other service agreement between the Corporation or any Affiliate of the Corporation and such Participant or (iv) the conviction or admission of guilt in a court of law of any crime that constitutes a felony in the jurisdiction involved.

               M. "Incentive Stock Option" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

               N. "Initial Public Offering" shall mean the offering by the Corporation in any jurisdiction of its securities to the general public with the result that the Corporation shall be a Reporting Corporation.

               O. "Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for tax-favored treatment under Section 422 of the Code.

               P. "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section V hereof.

               Q. "Optionee" shall mean a Participant who is granted an Option under the terms of this Plan.


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               R. "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

               S. "Participant" shall mean any employee or other individual participating under the Plan.

               T. "Public Offering" shall mean an Initial Public Offering or the consolidation with, or merger with or into, or acquisition of a corporation or other entity that is a Reporting Corporation.

               U. "Reporting Corporation" shall mean, a corporation that is required to register any class of equity securities under Section 12 of the Exchange Act.

               V. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

               W. "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

                                    SECTION I
                                 ADMINISTRATION

               The Plan shall be administered by the Committee, which shall be composed of at least two directors. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. If the Corporation is a Reporting Corporation, this Plan is intended to be a bifurcated plan.

                                   SECTION II
                                SHARES AVAILABLE

               Subject to the adjustments provided in Section VI of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be Nine Hundred Thirty-One Thousand (931,000) shares. Shares of Common Stock underlying the grant of Options shall be counted against the limitation set forth in the immediately preceding sentence and may be reused (e.g., in the event that an Option expires, is terminated unexercised, or is forfeited as to any shares covered thereby). Incentive and Non-Qualified Stock Options awarded under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.


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                                   SECTION III
                                   ELIGIBILITY

               Present and future officers and key employees (including officers or key employees who are also directors) of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees shall be eligible to participate in the Plan. In addition, non-employee directors, consultants or other service providers of the Corporation, or of any Parent or Subsidiary, shall be eligible to participate in the Plan.

                                   SECTION IV
                             AUTHORITY OF COMMITTEE

               The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with the Exchange Act, to the extent such compliance is required, and, subject to the Code, shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section X hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive, and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

               A. Financing. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer.

               B. Procedures for Exercise of Option. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash or any other property, including, but not limited to, Promissory Notes due 2000 of the Corporation or other debt securities of the Corporation, at the fair value thereof, acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired,
(iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Common Stock previously acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which

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shall be that an Optionee can in sequence utilize such newly acquired shares of
Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and (iv) to engage in any form of "cashless" exercise.

               C. Withholding. The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option, or for the tender of cash or shares of Common Stock owned by the Participant to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise.

               D. Types of Options. The Committee may grant Incentive Stock Options and Non-Qualified Stock Options.

                                    SECTION V
                                  STOCK OPTIONS

               The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director, officer, consultant or service provider who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

               A. Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VI of the Plan.

               B. Payment of Exercise Price. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, in the discretion of the Committee, pursuant to any of the methods set forth in Sections IV(A) or (B) hereof. Shares of Common Stock delivered to the Corporation in payment of

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the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

               C. Employment Requirement. Unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option, each Option by its terms shall require the Optionee to remain in the continuous full-time employ of the Corporation, or of any Parent or Subsidiary, for at least two (2) years from the date of grant of the Option before the right to exercise any part of the Option (by him or any other person) will accrue.

               D. Exercisability of Options. Each Option shall be exercisable in whole or in part, or in installments, and at such time(s), and subject to the fulfillment of any conditions on exercisability as may be determined by the Committee at the time of the grant of such Options; provided, however, that no Option be exercised at any one time for fewer than one hundred (100) shares of Common Stock; and provided further, however, that any Option to acquire fewer than one hundred (100) shares of Common Stock may nevertheless be exercised, but shall be exercisable in whole only. Subject to the limitations contained in the preceding sentence, the right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued, such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. Unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option, no Option shall become exercisable prior to January 1, 1999, except that, if the Corporation consummates a Public Offering prior to January 1, 1999, then the date on which the earliest Options granted pursuant to this Plan may be exercised (the "Initial Exercise Date") shall be advanced to a date (the "Advanced Exercise Date") that is one hundred eighty
(180) days after the consummation of such Public Offering, but (unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) in no event earlier than January 1, 1998, and the respective dates on which all other Options granted pursuant to this Plan may be exercised shall be advanced by an amount of time equal to the amount of time between the Advanced Exercise Date and the Initial Exercise Date.

               E. Expiration of Options. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

               F. Exercise Upon Death of Optionee. Subject to the provisions of Sections V(C) and V(I) hereof, in the event of the death of the Optionee prior to his termination of employment or service relationship with the Corporation or with any Parent or Subsidiary, his estate (or other beneficiary, if so designated in writing by the Participant) shall have the right, within one (1) year (or such longer period as may be provided by the Committee at the time an Option is granted or by

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subsequent amendment of the Option) after the date of death (but in no case after the expiration date of the Option(s)), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which the deceased Optionee had not exercised his Option at the time of his death, but (unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) only to the extent the Option or Options were exercisable as of the date of his death.

               G. Exercise Upon Disability of Optionee. Subject to the provisions of Sections V(C) and V(I) hereof, if an Optionee's employment or service relationship with the Corporation or with any Parent or Subsidiary is terminated because of Disability, he shall have the right, within one (1) year (or such longer period as may be provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) after the date of such termination (but in no case after the expiration of the Option(s)), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which he had not exercised his Option at the time of such termination, but (unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) only to the extent such Option or Options were exercisable as of the date of his termination of employment or service relationship due to Disability.

               H. Exercise Upon Optionee's Termination of Service. Except as provided in the following sentence, if an Optionee's employment or service relationship with the Corporation or with any Parent or Subsidiary is terminated for any reason other than those specified in Sections V(F) and (G) above, he shall have the right, within thirty (30) days (or such longer period as may be provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) after the date of such termination (but in no case after the expiration date of the Option(s)), to exercise his Option(s), but (unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) only with respect to that number of shares of Common Stock that he was entitled to purchase pursuant to Options that were exercisable immediately prior to such termination. If an Optionee's employment or service relationship is terminated for Good Cause by the Corporation or any Parent or Subsidiary, then the Optionee shall not have the right to exercise any Options that are vested and nonforfeitable and such Options shall be forfeited.

               I. Buy-Out of Vested Options Not Yet Exercisable Upon Termination. Unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option, if an Optionee's employment or service relationship is terminated for any reason other than death, Disability or Good Cause, and such Optionee holds Options that are vested and nonforfeitable, but which nevertheless are not yet exercisable, then such Optionee shall surrender and sell to the Corporation, and the Corporation shall purchase and acquire from such Optionee, all of such Options for a purchase price equal to the excess, if any, of the total Fair Market Value of the shares of Common Stock issuable upon the exercise of such Options, in effect at the time of the termination of the employment or service relationship of such Optionee, over the total exercise price of such Options. Such sale and purchase shall occur not later than sixty (60) days after the date on which such Optionee's employment or service relationship terminated. If the Corporation is unable to pay the amount required to be paid to an Optionee pursuant to this
Section V(I) due to a restriction

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imposed on it under the terms of any bank loan or the terms of any instrument or agreement evidencing any indebtedness or other obligation of the Corporation or under the Delaware General Corporation Law, the obligations of the Corporation under this Section V(I) shall be deferred until the Corporation is legally permitted to make the payment required under this Section V(I).

               J. Maximum Amount of Incentive Stock Options. Each Incentive Stock Option shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) the fair market values (determined as of the date(s) of grant of the options in question) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) One Hundred Thousand Dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

               K. Corporation's Call Upon Option Shares Upon Termination for Good Cause. Unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option, if an Optionee's employment or service relationship is terminated for Good Cause, then the Corporation shall have the right, but not the obligation, to purchase from such Optionee all shares of Common Stock purchased by such Optionee pursuant to this Plan for a purchase price equal to the exercise price of the Options pursuant to which such shares of Common Stock were purchased. The Corporation shall exercise such right by delivery of a written notice of exercise to such Optionee not later than sixty (60) days after the date on which such Optionee's employment or service relationship terminated. The closing of any purchase pursuant to the exercise of such option shall occur not later than thirty (30) days after the delivery of the notice by the Corporation of its notice of exercise, at the principal executive offices of the Corporation, unless the Corporation otherwise agrees, and at a time agreed upon by the Corporation and the Optionee. At such closing, the Corporation shall pay to the Optionee the total purchase price for the shares of Common Stock being purchased by wire transfer to an account designated by such Optionee of immediately available funds in an amount equal to the total purchase price, against delivery by such Optionee or his legal representative of a certificate or certificates representing all of the shares being purchased from such Optionee, together with a stock power duly executed in blank, with signature guaranteed, free and clear of all liens, claims, charges and encumbrances.

               L. Corporation's Call Upon Non-Qualified Stock Option Shares Upon Termination Other than for Good Cause. (i) Unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option, if an Optionee's employment or service relationship is terminated other than by reason of death, Disability or Good Cause, then the Corporation shall have the right, but not the obligation, to purchase from such Optionee all shares of Common Stock previously acquired pursuant to the exercise of a Non-Qualified Stock Option granted pursuant to this Plan for a purchase price equal to the Fair Market Value of such shares in effect on the date on which such Optionee's employment or service relationship is terminated, or such other

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amount as may be provided pursuant to the terms of such Optionee's Non-Qualified
Stock Option. The Corporation shall exercise such right by delivery of written notice of exercise to such Optionee not later than sixty (60) days after the date on which such Optionee's employment or service relationship is terminated or such other date as may be provided pursuant to the terms of such Optionee's Non-Qualified Stock Option. Such sale and purchase shall occur not later than thirty (30) days after the date the Corporation provides its written notice of exercise in accordance with the procedures set forth in Section V(K).

               (ii) Unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option, the Corporation shall have the right, but not the obligation, to purchase shares of Common Stock acquired by the Optionee or the Optionee's estate (or other beneficiary) pursuant to the exercise of a Non-Qualified Stock Option after the Optionee's termination of employment or service relationship pursuant to Section V(F) or V(G) at a purchase price equal to the Fair Market Value of such shares in effect on the date of such termination, or such other amount as may be provided pursuant to the terms of such Optionee's Non-Qualified Stock Option. The Corporation shall exercise such option by delivery of written notice of exercise to such Optionee or the Optionee's estate (or beneficiary) not later than sixty
(60) days after the date of exercise by the Optionee or the Optionee's estate (or beneficiary). Such sale and purchase shall occur not later than thirty (30) days after the date the Corporation delivers its written notice of exercise in accordance with the procedures set forth in Section V(K).

               M. Corporation's Call Upon Incentive Stock Option Shares Upon Termination Other than for Good Cause. (i) If the employment of the Optionee is terminated other than by reason of Disability or Good Cause, then the Corporation shall have the right, but not the obligation, to purchase from (x) such Optionee or the Optionee's estate (or other beneficiary) all shares previously acquired by the Optionee pursuant to the exercise of an Incentive Stock Option granted pursuant to this Plan, or (y) the Optionee's estate (or other beneficiary) pursuant to the exercise of an Incentive Stock Option granted pursuant to this Plan, in accordance with Section V(F) after termination of employment, for a purchase price equal to the total Fair Market Value of such shares of Common Stock in effect on the date of termination of employment or such other amount as may be provided pursuant to the terms of such Optionee's Incentive Stock Option. The Corporation shall exercise such right by delivery of a written notice of exercise to such Optionee or his legal representative not later than sixty (60) days after the date of termination of employment or the date of the exercise by the Optionee's legal representative of an Incentive Stock Option in accordance with Section V(F), whichever is applicable. Such sale and purchase shall occur not later than thirty (30) days after the date the Corporation provides its written notice of exercise in accordance with the procedures set forth in Section V(K).

               (ii) If the employment of an Optionee is terminated by reason of Disability, then the Corporation shall have the right, but not the obligation, to purchase only such shares that have been acquired pursuant to the exercise of an Incentive Stock Option and that have been held one (1) year or longer by the Optionee, for a purchase price equal to the total Fair Market Value of such shares determined as of the date of termination of employment or such other amount as

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may be provided pursuant to the terms of such Optionee's Incentive Stock Option.
The Corporation shall exercise such right by delivery of written notice of exercise to such Optionee not later than sixty (60) days after termination of employment or such other date as may be provided pursuant to the terms of such Optionee's Incentive Stock Option. Such sale and purchase shall occur not later than thirty (30) days after the date the Corporation provides its written notice of exercise in accordance with the procedures set forth in Section V(K).

               (iii) The Corporation retains the right, but not the obligation, to purchase shares of Common Stock acquired by the Optionee pursuant to the exercise of an Incentive Stock Option in accordance with Section V(G) after termination of employment if the employment of the Optionee is terminated by reason of Disability, for a purchase price equal to the total Fair Market Value of such shares of Common Stock, in effect on the date of termination of employment or such other amount as may be provided pursuant to the terms of such Optionee's Incentive Stock Option. The Corporation shall exercise such right by delivery of a written notice of exercise to such Optionee at any time during the period beginning on the date which is one (1) year after the date of the exercise by the Optionee and ending sixty (60) days thereafter. Such sale and purchase shall occur not later than thirty (30) days after the date the Corporation provides its written notice of exercise in accordance with the procedures set forth in Section V(K).

               N. Right of First Refusal with Respect to Acquired Shares.

               (i) If any Participant desires to sell, assign, encumber, pledge, or otherwise transfer ("Transfer") any shares of Common Stock acquired pursuant to this Plan to any person or entity other than the Corporation ("Third Party"), except pursuant to a Transfer by an individual Participant of all or a portion of such shares to his ancestors, descendants or spouse (other than as an incident to the dissolution of marriage) (collectively, "Family Donees"), or to trusts for the benefit of a Participant or any of his Family Donees, either inter vivos or, subject to Sections V(F), V(G), V(L) and V(M) hereof, pursuant to applicable laws of descent and distribution, if such Family Donee or such trust agrees in writing to be bound by the terms of the restriction contained herein, such Transfer shall be made only in accordance with the terms of this Plan and only for cash or cash equivalents.

               (ii) Upon receipt by a Participant of any bona fide offer to purchase all or any portion of the shares of Common Stock owned by such Participant, his Family Donees, or trusts for his or their benefit, then the party desiring to make such Transfer ("Offering Party") shall deliver written notice ("Offer Notice") to the Corporation specifying the name of the Third Party that is the proposed purchaser of the shares of Common Stock, the number of shares proposed to be Transferred, the price to be paid in the proposed sale and all other material conditions of the proposed sale. The Offering Party shall notify the Corporation of any material changes in the terms of such proposed Transfer, and such notice shall be treated as an original Offer Notice.

               (iii) The Corporation shall have the right, but not the obligation, to purchase all or any part of the shares of Common Stock offered pursuant to the Offer Notice for the price and on the terms specified in the Offer Notice by delivery of a written notice of exercise within sixty (60) days after the receipt of the Offer Notice. The closing of any purchase of shares shall occur within thirty (30) days after the delivery by the Corporation of its notice of exercise of its rights under this Section V(N) in accordance with the procedures set forth in Section V(K).

               O. Assignability of Corporation's Rights in Certain Events. If the Corporation is unable to exercise the rights granted to it pursuant to Sections V(K), V(L), V(M) or V(N) due to a restriction imposed upon it under the terms of any bank loan or the terms of any instrument or agreement evidencing any indebtedness or other obligation of the Corporation or under an applicable provision of the Delaware General Corporation Law, then it will offer to assign its rights to Cameron by delivery to Cameron of written notice of such offer. Cameron shall have the right, but not the obligation, to assign his rights under this Section V(O) to one or more Cameron Affiliates. Cameron and/or the Cameron Affiliates may exercise the rights of the Corporation to purchase shares of Common Stock and/or Options assigned pursuant to this Section V(O) by delivery of a written notice of exercise to the Corporation and the Participant not later than fifteen (15) days after the delivery by the Corporation of its offer notice to Cameron. If Cameron and/or the Cameron Affiliates exercise such rights, then Cameron and/or the Cameron Affiliates shall purchase such shares of Common Stock and/or Options from the Participant and/or his legal representative on the same terms and subject to the same conditions as are applicable to the Corporation under this Plan. If Cameron and/or the Cameron Affiliates do not exercise their rights pursuant to this Section V(O), then the rights and obligations of the Corporation under Sections V(K), V(L), V(M) and V(N) shall be deemed to have been satisfied.

               P. Applicability of Certain Provisions Prior to Public Offering. The provisions of Sections V(L), V(M), V(N) and V(O) shall apply only prior to the consummation by the Corporation of a Public Offering.

                                   SECTION VI
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

               A. Recapitalization, Etc. In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of
Section 422 of the Code.

               B. Merger, Consolidation or Change in Control of Corporation. Upon (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in the voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (A) the continuance of the Options granted hereunder or (B) the substitution of new Options granted hereunder, or for the assumption of such Options by the surviving corporation, (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Corporation or (iii) the Change in Control of the Corporation, then the Committee shall have the authority, in its discretion, to provide that holders of some or all of any such Options theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation to exercise such Option(s) in whole or in part and shall have the authority, in its discretion further to provide that any such Option may be exercised without regard to any installment provision that may have been made part of the terms and conditions of such Option(s), provided that (unless otherwise provided by the Committee at the time an Option is granted or by subsequent amendment of the Option) any conditions precedent to the exercise of such Options, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of any such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation. If the Committee makes such provision, then all such Options which are not so exercised shall be forfeited as of the effective time of any merger, consolidation, dissolution, liquidation or sale of assets (but not in the case of a Change in Control of the Corporation).

               C. Definition of Change in Control of the Corporation. As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates of such person acquires beneficial ownership, directly or indirectly, of securities of the Corporation having more than 50% of the combined voting power of the Corporation's then outstanding securities, such person being hereinafter referred to as an Acquiring Person. For purposes of this Section VI(C), an Acquiring Person (including its Affiliates and Associates) shall be determined by excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation, (iv) any person who, as of the effective date of this Plan, is the "Beneficial Owner" (as defined in Rule 13(d) promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation having more than 50% of the combined voting power of the Corporation's then outstanding securities, or (v) only as provided in the immediately following sentence, a Participant, together with all Affiliates and Associates of a Participant, who is or becomes the Beneficial Owner. The provisions of clause (v) of the immediately preceding sentence shall apply only in determining whether a Change in Control of the Corporation has occurred with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth above.

                                   SECTION VII
                            MISCELLANEOUS PROVISIONS

               A. Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section X hereof, all actions and decisions of the Committee shall be final.

               B. Assignment or Transfer. No grant or award of any Option made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of a Participant Options granted hereunder shall be exercisable only by the Participant.

               C. Investment Representation. In the case of receipt of shares of Common Stock or other securities upon exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

               D. Withholding Taxes. The Corporation shall have the right to deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Subject to the consent of the Committee, the Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section IV(C) hereof.

               E. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee, director, consultant, or other service provider receiving an Option.

               F. Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Option under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Option, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

               G. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees, directors, consultants, or other service providers.

               H. Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

               I. Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

               J. Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

               K. Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

               L. Liability and Indemnification. (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

               (ii) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

               M. Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive shares of Common Stock pursuant to an exercise of an Option is, at the time when such shares become issuable, a minor, or is physically or mentally incompetent to receive such shares and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make the transfer of such Common Stock otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the transfer of such Common Stock.

               N. Cooperation of Parties. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

               O. Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware, without reference to the conflicts of law principles thereof.

               P. Nonguarantee of Employment or Service Relationship. Nothing contained in this Plan shall be construed as a contract of employment or service relationship between the Corporation (or any Parent or Subsidiary), and any Participant, as a right of any Participant to be continued in the employment of, or service relationship with, the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees, directors, consultants or other service providers, with or without cause.

               Q. Notices. Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at 6 International Drive, Rye Brook, New York 10573, Attn: Senior Vice President, Human Resources. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

               R. Written Agreements. Each Option shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the Option.

                                  SECTION VIII
                        AMENDMENT OR TERMINATION OF PLAN

               The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders (such approval being granted within twelve (12) months of the effective date of such amendment). The Board of Directors of the Corporation shall be authorized to amend the Plan and the Options granted thereunder (i) to maintain qualification as "incentive stock options" within the meaning of
Section 422 of the Code, if applicable or (ii) to comply with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

                                   SECTION IX
                                  TERM OF PLAN

               The Plan shall remain in effect until the tenth anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Options may be granted under the Plan subsequent to the termination of the Plan.

                                    SECTION X
                                CLAIMS PROCEDURES

               A. Denial. If any Participant, former Participant or beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and (iii) an explanation of the Plan's claim review procedure.

               B. Written Request for Review. Within sixty (60) days of receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

               C. Review of Document. So long as such person's request for review is pending (including the sixty (60) day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

               D. Committee's Final and Binding Decision. A final and binding decision shall be made by the Committee within sixty (60) days of the filing by such person of this request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional sixty (60) days.

               E. Transmittal of Decision. The Committee's decision shall be conveyed to such person in writing and shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by such person and (iii) set forth the specific references to the pertinent Plan provisions on which the decision is based.

               F. Limitation on Claims. Notwithstanding any provisions of this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three (3) years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.

                        INCENTIVE STOCK OPTION AGREEMENT

               AGREEMENT made as of the date set forth in Section 27 hereof between ENTEX Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Company"), and the Employee named in Section 27 hereof, residing at the address set forth in Section 27 hereof (hereinafter referred to as the "Employee").

                             W I T N E S S E T H :
                             ---------------------

               WHEREAS, the Company desires, in connection with the employment of the Employee and in accordance with its 1996 Stock Option Plan (the "Plan"), to provide the Employee with an opportunity to acquire Common Stock, par value $0.001 per share (hereinafter referred to as "Common Stock"), in order to link the personal interest of the Employee to those of the stockholders, customers and employees of the Company and its subsidiaries, by providing an incentive for outstanding performance.

               NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

               1. Confirmation of Grant of Option. Pursuant to a determination by the Stock Option Committee of the Board of Directors of the Company authorized to administer the Plan, made on the date of grant set forth in Section 27 hereof (the "Date of Grant") the Company, subject to the terms of the Plan and this Agreement, hereby confirms that the Employee has been granted as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate number of shares of Common Stock set forth in Section 27 hereof, subject to adjustment as provided in Section 10 hereof (such shares, as adjusted, shall hereinafter be referred to as the "Shares"). The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be the cash amount per share set forth in
Section 27 hereof, being not less than the percentage of the Fair Market Value of a share of Common Stock on the Date of Grant set forth in Section 27 hereof, subject to adjustment as provided in Section 10 hereof.

               3. Exercise of Option. The Option shall become vested and exercisable on the terms and conditions hereinafter set forth:

                      (a) The Option shall become vested and nonforfeitable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to Section 10 hereof), on the dates indicated:

                      (i) as to one half of the Shares, on and after the date which is two (2) years after the Date of Grant; and

                      (ii) as to the remaining Shares, on and after the date which is three (3) years after the Date of Grant.

                      (b) This Option, to the extent vested and nonforfeitable pursuant to the provisions of Section 3(a) hereof, shall become exercisable as of the later of:

                      (i) the date or dates it becomes so vested and nonforfeitable; or

                      (ii) the earlier of (A) January 1, 1999, or (B) if the Company completes a Public Offering prior to January 1, 1999, the date which is 180 days after the date of the consummation of the Public Offering, but in no event earlier than January 1, 1998.

                      (c) The Option may be exercised pursuant to the provisions of this Section 3, by notice and payment to the Company as provided in Sections 13 and 18 hereof.

               4. Term of Option. The term of the Option shall be the period after the Date of Grant set forth in Section 27 hereof, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire at the end of the period set forth in the immediately preceding sentence. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the Closing Date (as hereinafter defined with respect to such shares pursuant to Section 13 hereof) upon purchase of such shares upon exercise of the Option.

               5. Non-transferability of Option. The Option shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and the Option may be exercised during the lifetime of the Employee only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided in the next preceding sentence) or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

               6. Exercise Upon Termination of Employment. (a) If the Employee at any time ceases to be an employee of the Company and of all Parents or Subsidiaries thereof by reason of his discharge for Good Cause, the Option shall forthwith terminate and the Employee shall forfeit all rights hereunder. If, however, the Employee for any other reason (other than Disability or death) ceases to be such an employee, the Option may, subject to the provisions of Sections 5 and 9 hereof, be exercised by the Employee to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option on the day immediately before the date of such termination of employment, at any time within thirty (30) days after such termination of employment, at the end of which period the Option to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently becomes employed by the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

                      (b) The Option shall not be affected by any change of duties or position of the Employee so long as he continues to be a full-time employee of the Company or any Parent or Subsidiary thereof. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Company or any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

               7. Exercise Upon Death or Disability. (a) If the Employee dies before the termination of his employment by the Company or by any Parent or Subsidiary and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Sections 5 and 9 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which the deceased Employee had not exercised the Option at time of his death (but only to the extent the Option was exercisable at such time), by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within the period ending one
(1) year after the death of the Employee, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

                      (b) In the event that the employment of the Employee by the Company and any Parent or Subsidiary is terminated by reason of the Disability of the Employee on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Sections 5 and 9 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of the termination of the Employee's employment due to his Disability (but only to the extent the Option was exercisable at such time) by the Employee, at any time within the period ending one (1) year after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all right hereunder even if the Employee subsequently becomes employed by the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

               8.     Special Rules Regarding Exercisability of the Option.
(a) Each time the Employee elects to exercise his rights to purchase shares of Common Stock pursuant to the terms of this Option, such exercise may be for no fewer than one hundred (100) shares of Common Stock; provided, however, that if this Option is exercisable in whole for fewer than one hundred (100)shares, such Option may nevertheless be exercised, but may be exercised in whole only.

                      (b) If the employment of the Employee is terminated by the Company and all Parent or Subsidiaries thereof for any reason other than death, Disability or Good Cause, on and after the date he has a vested interest in a portion or all of the Option granted under this Agreement, but prior to the date this Option is first exercisable, the Option to purchase shares of Common Stock hereunder shall be canceled in its entirety and, in consideration therefor, the

Employee shall be paid an amount in cash equal to the product of (i) the number of shares of Common Stock for which the Option granted hereunder is exercisable on the date of such termination of employment, multiplied by (ii) an amount in cash equal to the excess (if any) of the Fair Market Value of one share of Common Stock in effect on such date over the exercise price set forth herein for the purchase of one share of Common Stock. Such payment shall be made not later than sixty (60) days after the date on which the Employee's employment terminated. If the Company is unable to pay the amount required to be paid to the Employee pursuant to this Section 8(b) due to a restriction imposed upon it under the terms of any bank loan or the terms of any instrument or agreement evidencing any indebtedness or other obligation of the Company or under the Delaware General Corporation Law, then the obligation of the Company under this
Section 8(b) shall be deferred until the Corporation is legally permitted to make the payment required under this Section 8(b).

               9. Limitation on Exercisabilty. To the extent the aggregate of the (a) Fair Market Value of Common Stock (determined as of the date of this Agreement) subject to purchase under this Option and (b) the fair market values (determined as of the appropriate date(s) of grant) of all other shares of stock subject to incentive stock options granted to the Employee by the Company or any Parent or Subsidiary, which are exercisable for the first time by the Employee during any calendar year, exceed(s) One Hundred Thousand Dollars ($100,000), such excess shares of stock shall not be deemed to be purchased pursuant to incentive stock options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

               10. Adjustments. In the event there is any change in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to this Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted; provided, however, that (i) no such adjustment shall be made so as to deem such modification, extension or renewal of the Option as the issuance of a new option under Section 424(h) of the Code, or so as to prevent the Company or any other corporation or subsidiary thereof, if the Employee shall become employed by such corporation by reason of the transaction in respect of which such adjustment is made, from being a corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies and (ii) in no event shall any adjustment be made which would render any option granted hereunder to be other than an incentive stock option for purposes of Section 422(a) of the Code.

               11. Merger or Consolidation, Etc. of the Company. Subject to the provisions of Section 9 hereof, upon (a) the merger or consolidation of the Company with or into another corporation (pursuant to which the stockholders of the Company immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in a majority of shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (i) the continuance of this Option, or (ii) the substitution of new option(s) for this Option, or for the assumption of such Option by the surviving corporation, (b) the dissolution, liquidation, or sale of substantially all the assets, of the Company or (c) if applicable to the

Option granted hereunder, a Change in Control of the Company, then, if and to the extent that the Company so determines in its discretion and as provided in the Plan, the Employee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Company, to exercise this Option (to the extent not exercised and not otherwise expired or terminated) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of this Option provided that any conditions precedent to the exercise of this Option, other than the passage of time, have occurred. The Company, to the extent practicable, shall give advance notice to the Employee of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Company. To the extent that the Company makes such a determination in accordance with this Section 11 and this Option is not so exercised, it shall be forfeited as of the effective time of any merger, consolidation, dissolution, liquidation or sale of assets (but not in the case of a Change in Control of the Company).

               12. Registration. If the issuance of shares of Common Stock subject hereto upon the exercise hereof has not been registered under the Securities Act of 1933, as amended, then, upon the request of the Company, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance pursuant to Section 13 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

               13. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by the delivery of written notice (substantially, in the form of Exhibit A hereto) and payment to the Company in accordance with the procedure prescribed herein. Each such notice shall:

                      (i) state the election to exercise the Option and the number of Shares in respect of which it is being exercised;

                      (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in form satisfactory to counsel for the Company;

                      (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                      (iv) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in Rye Brook, New York then such written notice must be received at such office on or before the last regular business day prior to such date of expiration.

                      (b) Upon receipt of such notice, the Company shall specify, by written notice to the Employee or to the person or persons exercising the Option, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full purchase price of such Shares. The Closing Date shall not be more than thirty (30) days after the date the notice of exercise is received by the Company unless another date is agreed upon by the Company and the Employee or the person or persons exercising the Option or is required upon advice of counsel for the Company in order to meet the requirements of Section 14 hereof.

               (c) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Employee or such person or persons at the place specified by the Company on or before the Closing Date by delivering to the Company (i) a check payable of the order of the Company, or unless otherwise provided in Section 27 hereof, by (ii) properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company or New York Stock Exchange member firm representing shares of Common Stock having a Fair Market Value equal to the aggregate exercise price of the shares being acquired pursuant to this Option, it being understood and agreed that if this Option is not exercised in whole, the Employees shall be permitted to deliver shares previously acquired pursuant to prior exercises of this Option in payment of the exercise price upon a subsequent exercise of this Option, except that fractional shares shall be paid for in cash, (iii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value equal to the aggregate exercise price of the shares being acquired pursuant to this Option, except that fractional shares shall be paid for in cash, or (iv) any combination of the foregoing.

               (d) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 13 and the provisions of Section 14 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the notice of exercise of the Option was received by the Company. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 13 shall be void and of no effect if all the preceding provisions of this Section 13 and the provisions of Section 14 shall not have been complied with.

               (e) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship and will be delivered on the Closing Date to the Employee at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement.

               (f) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such notice upon tender or delivery thereof on the Closing Date, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full Shares.

               (g) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Employee in cash or, with the consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of this Option a number of shares of Common Stock equal in value to the amount of the required withholding.

               14. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

               15. Resale of Common Stock. (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option, the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of said Act.

               (b) The Common Stock issued upon exercise of the Option shall be subject to the restrictions set forth in Exhibit B hereto and shall bear the following legend if required by the Company:

        THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCK OPTION AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND ENTEX HOLDINGS, INC. AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL (I) ALL OF SUCH RESTRICTIONS HAVE EXPIRED OR HAVE BEEN WAIVED BY ENTEX HOLDINGS, INC. AND (II) SUCH SHARES HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (UNLESS, IN THE OPINION OF COUNSEL FOR ENTEX HOLDINGS, INC., SUCH REGISTRATION IS NOT REQUIRED).

               16. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

               17. Limitation of Action. The Employee and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

               18. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at ENTEX Holdings, Inc., 6 International Drive, Rye Brook, N.Y. 10573, Attn: Senior Vice President, Human Resources. All notices to the Employee shall be addressed to the Employee or such other person or persons at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

               19. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee's heirs, legal representatives and successors.

               20. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

               21. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

               22. Disposition of Shares. By accepting this Agreement, the Employee agrees that in the event that he shall dispose (whether by sale, exchange, gift, or any like transfer) of any shares of Common Stock of the Company (to the extent such shares are deemed to be purchased pursuant to an incentive stock option) acquired by him pursuant hereto within two years of the date of grant of this Option or within one year after the acquisition of such shares pursuant hereto, he will notify the Company no later than 15 days from the date of such disposition of the date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Company, promptly forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

               23. Acknowledgment of Employee. The Employee represents and agrees that as of the date of grant of this Option, he does not own (within the meaning of Section 422(b)(6) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any Parent or Subsidiary.

               24. Employment. Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) as a right of the Employee to be continued in the employ of the Company or any

Parent or Subsidiary, or (c) as a limitation of the right of the Company or any Parent or Subsidiary to discharge the Employee at any time, with or without cause.

               25. Definitions. Unless otherwise defined herein, all capitalized terms shall have the same meanings assigned to them in under the Plan.

               26. Incorporation of Terms of Plan. This agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.

               27. Information Concerning Employee and Terms of Option. This Agreement incorporates the following terms, definitions and information:

        (a)    Date of Agreement:      ________________
        (b)    Employee:              (FIRST)     (LAST)
        (c)    Address of Employee:   (ADDRESS)   (APT)
                                      (CITY),     (STATE)   (ZIP)
        (d)    Employee's Social Security Number: (SSN)
        (e)    Date of Grant (Section 1):   __________________
        (f)    Number of Shares of Common Stock subject to Option
               (Section 1): (STOCK OP)
        (g) Purchase Price of each share of Common Stock covered by Option (Section 2): $_________
        (h)    Percentage of Fair Market Value (Section 2) [check applicable
               percentage] 100% X   110%___________
        (i)    Term of Option (Section 4)   Five Years
               Permitted Additional methods of Exercise of Option (Section 13(c) [check all that apply]: (i) shares of Common Stock X; (ii) withholding of shares of Common Stock X; (iii) combination X.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President or one of its Vice Presidents and the Employee has hereunto set his hand all as of the date, month and year first above written.



                                         ENTEX HOLDINGS, INC.





                                         By:  /s/ John A. McKenna
                                            ----------------------------
                                                  John A. McKenna, Jr.
                                                  President

                                         -------------------------------
                                         Signature of Employee
                                         (First)     (Last)

                                                                       EXHIBIT A

                      INCENTIVE STOCK OPTION EXERCISE FORM
                      ------------------------------------

                                     [DATE]
ENTEX Holdings, Inc.
Six International Drive
Rye Brook, New York 10543
Attention: Secretary

Dear Sirs:


               Pursuant to the provisions of the Incentive Stock Option Agreement dated [ ], whereby you have granted to the an incentive stock option to purchase [ ] common shares, par value $0.001 per share, of ENTEX Holdings, Inc. (the "Company"), I hereby notify you that I elect to exercise my option to purchase _________ of the shares covered by such option at the exercise price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (a) a check payable to the order of the Company in the amount of $________(1) or (b) a certificate or certificates for [ ] shares of Common Stock of the Company, and which have a fair market value as of the datehereof of $________, and a check, payable to the order of the Company, in the amount of $________.(2) Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. [I hereby acknowledge that I am purchasing these shares of Common Stock for investment purposes only and not with a view to the resale or distribution thereof.]


                                Very truly yours,



                                ------------------------------------------------
                                [Address]
                                (For notices, reports, dividend checks and other communications to stockholders.)


---------------------

(1) $______ of this amount is the purchase price of the shares, and the balance represents payment of withholding taxes as follows: Federal $________, State $________ and Local $______________.

(2) $______ of this amount is at least equal to the current market value of one share of Common Stock of the Company, and the balance represents payment of withholding taxes as follows: Federal $_______ State $________ and Local $________.

                                                                       EXHIBIT B

                                  RESTRICTIONS
                                   -----------


               The restrictions set forth below (other than the restrictions contained in paragraph 1, winch shall survive indefinitely) shall apply to all shares purchased pursuant to this Agreement until the completion by the Company of a Public Offering:

               1. If the employment of the Employee is terminated for Good Cause, then the Company shall have the right, but not the obligation, to purchase from such Employee all shares of Common Stock acquired pursuant to this Agreement for a purchase price equal to the exercise price of the Options pursuant to which such shares were purchased. The Company shall exercise such right by delivery of a written notice of exercise to such Employee not later than sixty (60) days after the date on which the employment of such Employee terminated (the "Termination Date").

               2. If the employment of the Employee is terminated other than by reason of Disability or Good Cause, then the Company shall have the right, but not the obligation, to purchase from the Employee or the Employee's legal representative (or beneficiary) all shares previously acquired pursuant to this Agreement, including shares acquired pursuant to this Agreement following the Employee's death for a purchase price equal to the total Fair Market Value of such shares of Common Stock in effect on the Termination Date. The Company shall exercise such right by delivery of a written notice of exercise to the Employee or his legal representative (or beneficiary) not later than sixty (60) days after the later of the Termination Date or the date of the exercise by the Optionee's legal representative of an option pursuant to Section 7(a) of the Agreement, whichever is applicable.

               3. If the employment of the Employee is terminated by reason of Disability, then the Company shall have the right, but not the obligation, to purchase only such shares that have been acquired pursuant to this Agreement and that have been held one (1) year or longer by the Employee for a purchase price equal to the total Fair Market Value of such share in effect on the Termination Date. The Company shall exercise such right by delivery of a written notice of exercise to the Employee not later than sixty (60) days after the Termination Date.

               4. The Company shall have the right, but not the obligation, to purchase shares acquired by the Employee prior to the Termination Date and not acquired by the Company pursuant to paragraph 3 or acquired by the Employee pursuant to Section 7(b) of the Agreement for a purchase price equal to the total Fair Market Value of such shares of Common Stock, in effect on the Termination Date. The Company shall exercise such right by delivery of a written notice of exercise to the Employee at any time during the period beginning on the date which is one (1) year after the date of exercise by the Employee and ending sixty (60) days thereafter.

               5. (a) If the Employee desires to sell, assign, encumber, pledge or otherwise transfer ("Transfer") any shares of Common Stock acquired pursuant to this Agreement to any person or entity other than the Company ("Third Party"), except pursuant to a Transfer by the Employee of all or a portion of such shares to his ancestors, descendants or spouse (other than as an incident to the dissolution of marriage) (collectively, "Family Donees"), or to one or more trusts for the benefit of the Employee or any of his Family Donees, either inter vivos, or, subject to the provisions hereof ----- ----- relating to the death or Disability of the Employee, pursuant to applicable laws of descent and distribution, if such Family Donee or such trust agrees in writing to be bound by the terms of the restrictions contained in this Agreement, such Transfer shall be made only in accordance with this Agreement and only for cash or cash equivalents.

               (b) Upon receipt by the Employee of any bona fide offer to purchase all or any portion of the shares of Common Stock owned by such Employee, his family Donees or trusts for his or their benefit, then the party proposing to make the Transfer (the "Offering Party") shall deliver written notice ("Offer Notice") to the Company specifying the name of the Third Party that is the proposed purchaser of the shares of Common Stock, the number of shares proposed to be transferred, the price to be paid in the proposed sale and all other material conditions of the proposed sale. The Offering Party shall notify the Company of any material changes in the terms of such proposed Transfer, and such notice shall be treated as an original Offer Notice,

               (c) The Company shall have the right, but not the obligation, to purchase all or any part of the shares of Common Stock offered pursuant to the Offer Notice for the price and on the terms specified in the Offer Notice by delivery of a written notice of exercise within sixty (60) days after the receipt of the Offer Notice.

               6. If the Company is unable to exercise the rights granted to it pursuant to paragraphs 1 through 5 above due to a restriction imposed upon the Company under the terms of any bank loan or the terms of any instrument or agreement evidencing any indebtedness or other obligation of the Company or under an applicable provision of the Delaware General Corporation Law, then the Company will offer to assign its rights to Cameron by delivery of written notice of such offer. Cameron shall have the right, but not the obligation, to assign his rights hereunder to one or more Cameron Affiliates. Cameron and/or the Cameron Affiliates may exercise the rights of the Company to purchase shares of Common Stock and/or Options assigned pursuant to this paragraph 6 by delivery of a written notice of exercise to the Company and the Employee not later than fifteen (15) days after delivery by the Company of its offer notice to Cameron. If Cameron and/or the Cameron Affiliates exercise such rights, then Cameron and/or the Cameron Affiliates shall purchase such shares of Common Stock and/or Options from the Employee and/or his legal representative on the same terms and subject to the same conditions as are applicable to the Company under this Agreement. If Cameron and/or the Cameron Affiliates do not exercise their rights under this paragraph 6, then the rights and obligations of the Company under paragraphs 1 through 5 above shall be deemed to have been satisfied.

               7. The closing of any purchase pursuant to the exercise of any of the foregoing rights shall occur not later than thirty (30) days after the delivery of the notice of exercise by the Company, Cameron or the Cameron Affiliates, as the case may be, at the principal executive offices of the Company, unless the purchaser otherwise agrees, and at a time agreed upon by the Employee or his legal representative and the purchaser. At such closing, the purchaser shall pay to the Employee or his legal representative or the Offering Party, as the case may be, the total purchase price for the shares being purchased by check, payable to the order of the Employee or his legal representative or the Offering Party, as the case may be, against delivery by the Employee or his legal representative or the Offering Party, as the case may be, of a certificate or certificates representing all of the shares being purchased, together with a stock power duly executed in blank with signature guaranteed, free and clear of all liens, claims, charges and encumbrances.

 OPTION NO. 96-NQO-[   ]


================================================================================




                              ENTEX HOLDINGS, INC.



                             1996 STOCK OPTION PLAN

                           NON-QUALIFIED STOCK OPTION

                                   GRANTED TO




                                      NAME
                                    OPTIONEE




----------------                              ----------------------------
Number of Shares                              Price per Share (Fair Market
                                              Value on Date of Grant)



DATE GRANTED:                                 EXPIRATION DATE:
              -------------                                    -------------


================================================================================

                      NON-QUALIFIED STOCK OPTION AGREEMENT

               AGREEMENT made as of the date set forth in Section 24 hereof between ENTEX Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Company"), and the [Participant] named in Section 24 hereof, residing at the address set forth in Section 24 hereof (hereinafter referred to as the "[Participant]").

                              W I T N E S S E T H:

               WHEREAS, the Company desires, in connection with the service of the [Participant] and in accordance with its 1996 Stock Option Plan, as Amended and Restated June 21, 1996 (the "Plan"), to provide the [Participant] with an opportunity to acquire Common Stock, par value $0.001 per share (hereinafter referred to as "Common Stock"), in order to link the personal interests of the [Participant] to those of the stockholders, customers and [Participant] of the Company and its subsidiaries, by providing an incentive for outstanding performance;

               NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the [Participant] hereby agree as follows:

               1. Confirmation of Grant of Option. Pursuant to a determination by the Stock Option Committee of the Board of Directors of the Company authorized to administer the Plan, made on the date of grant set forth in
Section 24 hereof (the "Date of Grant") the Company, subject to the terms of the Plan and this Agreement, hereby confirms that the [Participant] has been granted the right to purchase (hereinafter referred to as the "Option") an aggregate number of shares of Common Stock set forth in Section 24 hereof, subject to adjustment as provided in Section 9 hereof (such shares, as adjusted, shall hereinafter be referred to as the "Shares"). The Option is NOT intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be the cash amount per share set forth in Section 24 hereof, being not less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustment as provided in Section 9 hereof.

               3. Exercise of Option. The Option shall become vested and exercisable on the terms and conditions hereinafter set forth:

                  (a) The Option shall become vested and nonforfeitable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to Section 9 hereof), on the dates indicated:

                  (i) as to one-third of the Shares, on and after the date which is one (1) year after the Date of Grant;

                  (ii) as to an additional one-third of the shares, on and after the date which is two (2) years after the Date of Grant; and

                  (iii) as to the remaining Shares, on and after the date which is three (3) years after the Date of Grant.

                  (b) This Option, to the extent vested and nonforfeitable pursuant to the provisions of Section 3(a) hereof, shall become exercisable as of the later of:

                  (i) the date or dates it becomes so vested and nonforfeitable; or

                  (ii) the earlier of (A) January 1, 1999, or (B) if Company completes a Public Offering prior to January 1, 1999, the date which is 180 days after the date of the consummation of the Public Offering, but in no event earlier than January 1, 1998.

                  (c) The Option may be exercised pursuant to the provisions of this Section 3, by notice and payment to the Company as provided in Sections 12 and 17 hereof.

               4. Term of Option. The term of the Option shall be the period after the Date of Grant set forth in Section 24 hereof, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire at the end of the period set forth in the immediately preceding sentence. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the Closing Date (as hereinafter defined with respect to such shares pursuant to Section 12 hereof) upon purchase of such shares upon exercise of the Option.

               5. Non-transferability of Option. The Option shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and the Option may be exercised during the lifetime of the [Participant] only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided in the next preceding sentence) or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

               6. Exercise Upon Termination of Service Relationship. If the [Participant] at any time ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company by reason of his discharge for Good Cause, the Option shall forthwith terminate and the [Participant] shall forfeit all rights hereunder. If, however, the [Participant] for any other reason (other than Disability or death) ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company, the Option may, subject to the provisions of Section 5 hereof, be exercised by the [Participant] to the same extent the [Participant] would have been entitled under Section 3 hereof to exercise the Option on the day immediately before the date of such termination of service, at any time within one (1) year after such termination of service, at the end of which period the Option to the extent the Option is not then exercised, shall terminate and the [Participant] shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

               7. Exercise Upon Death or Disability. (a) If the [Participant] dies while he is [an employee] [an officer] [a member of the Board of Directors] of the Company, the Option may, notwithstanding Section 3 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which the deceased [Participant] had not exercised the Option at the time of his death, by the estate of the [Participant] (or by the person or persons who acquire the right to exercise the Option by written designation of the [Participant]) at any time within the period ending three (3) years after the death of the [Participant], at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

               (b) In the event that the [Participant] ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company by reason of the Disability of the [Participant], the Option may, notwithstanding
Section 3 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of his termination due to Disability by the [Participant], at any time within the period ending three (3) years after the date of such termination of service, at the end of which period the Option, to the extent not then exercised, shall terminate and the [Participant] shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

               8. Special Rules Regarding Exercisability of the Option. (a) Each time the [Participant] elects to exercise his rights to purchase shares of Common Stock pursuant to the terms of this Option, such exercise may be for no fewer than one hundred (100) shares of Common Stock; provided, however, that if this Option is exercisable in whole for fewer than one hundred (100) shares, such Option may nevertheless be exercised, but may be exercised in whole only.

            (b) If the [Participant] ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company for any reason other than death, Disability or Good Cause, on and after the date he has a vested interest in a portion or all of the Option granted under this Agreement, but prior to the date this Option is first exercisable, the Option to purchase shares of Common Stock hereunder shall be canceled in its entirety and, in consideration therefor, the [Participant] shall be paid an amount in cash equal to the product of (i) the number of shares of Common Stock for which the Option granted hereunder is exercisable on the date of such termination of service, multiplied by (ii) an amount in cash equal to the excess (if any) of the Fair Market Value of one share of Common Stock in effect on such date over the exercise price set forth herein for the purchase of one share of Common Stock. Such payment shall be made not later than sixty (60) days after the date on which the [Participant] ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company. If the Company is unable to pay the amount required to be paid to the [Participant] pursuant to this Section 8(b) due to a restriction imposed upon it under the terms of any bank loan or the terms of any instrument or agreement evidencing any indebtedness or other obligation of the Company or under the Delaware

General Corporation Law, then the obligation of the Company under this Section 8(b) shall be deferred until the Corporation is legally permitted to make the payment required under this Section 8(b).

                9. Adjustments. In the event there is any change in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to this Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

               10. Merger or Consolidation, Etc. of the Company. Upon (a) the merger or consolidation of the Company with or into another corporation (pursuant to which the stockholders of the Company immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in the voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (i) the continuance of this Option, or (ii) the substitution of new option(s) for this Option, or for the assumption of such Option by the surviving corporation, (b) the dissolution, liquidation, or sale of substantially all the assets, of the Company or (c) a Change in Control of the Company, then if and to the extent that the Company so determines, in its discretion and as provided in the Plan, the [Participant] shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, or sale of assets, or automatically upon a Change in Control of the Company, to exercise this Option (to the extent not exercised and not otherwise expired or terminated) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of this Option. The Company, to the extent practicable, shall give advance notice to the [Participant] of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Company. To the extent that the Company makes such a determination in accordance with this Section 10 and this Option is not so exercised, it shall be forfeited as of the effective time of any merger, consolidation, dissolution, liquidation or sale of assets (but not in the case of a Change in Control of the Company).

               11. Registration. If the issuance of shares of Common Stock subject hereto upon the exercise hereof has not been registered under the Securities Act of 1933, as amended, then, upon the request of the Company, the Director will give a representation as to his investment intent with respect to such shares prior to their issuance pursuant to Section 12 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

               12. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by the delivery of a written notice of exercise (substantially in the form of Exhibit A hereto) and payment to the Company in accordance with the procedure prescribed herein. Each such notice shall:

                  (i) state the election to exercise the Option and the number of Shares in respect of which it is being exercised;

                  (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in form satisfactory to counsel for the Company;

                  (iii) be signed by the [Participant] or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the [Participant], be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

                  (iv) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in Rye Brook, New York then such written notice must be received at such office on or before the last regular business day prior to such date of expiration.

                  (b) Upon receipt of such notice, the Company shall specify, by written notice to the [Participant] or to the person or persons exercising the Option, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full purchase price of such Shares. The Closing Date shall not be more than thirty (30) days after the date the notice of exercise is received by the Company unless another date is agreed upon by the Company and the [Participant] or the person or persons exercising the Option or is required upon advice of counsel for the Company in order to meet the requirements of Section 13 hereof.

                  (c) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the [Participant] or such person or persons at the place specified by the Company on or before the Closing Date by delivering to the Company (i) a check payable to the order of the Company, or unless otherwise provided in Section 24 hereof,
(ii) properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranteed by a bank or trust company or New York Stock Exchange member firm representing shares of Common Stock having a Fair Market Value equal to the aggregate exercise price of the shares being acquired pursuant to this Option, it being understood and agreed that if this Option is not exercised in whole, the [Participant] shall be permitted to deliver shares previously acquired pursuant to prior exercises of this Option in payment of the exercise price upon a subsequent exercise of this Option, except that fractional shares shall be paid for in cash, (iii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value equal to the aggregate exercise price of the shares being acquired pursuant to this Option, except that fractional shares shall be paid for in cash, or (iv) any combination of the foregoing.

                  (d) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 12 and the provisions of Section 13 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the notice of exercise of the Option was received by the Company. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 12 shall be void and of no effect if all the preceding provisions of this Section 12 and the provisions of Section 13 shall not have been complied with.

                  (e) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Director (or in the name of the [Participant's] estate or other beneficiary if the Option is exercised after the [Participant's] death), or if the Option is exercised by the [Participant] and if the [Participant] so requests in the notice exercising the Option, will be registered in the name of the [Participant] and another person jointly, with right of survivorship and will be delivered on the Closing Date to the Director at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement.

                  (f) If the [Participant] fails to accept delivery of and pay for all or any part of the number of Shares specified in such notice upon tender or delivery thereof on the Closing Date, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full Shares.

                  (g) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the [Participant] in cash or, with the consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the [Participant] pursuant to an exercise of this Option a number of shares of Common Stock equal in value to the amount of the required withholding.

               13. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

               14. Resale of Common Stock. (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option, the [Participant] shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of said Act.

                  (b) The Common Stock issued upon exercise of the Option shall be subject to the restrictions set forth in Exhibit B hereto and shall bear the following legend if required by the Company:

                                    THE SHARES EVIDENCED BY THIS CERTIFICATE ARE
                      SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCK OPTION AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND ENTEX HOLDINGS, INC. AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL (I) ALL OF SUCH RESTRICTIONS HAVE EXPIRED OR HAVE BEEN WAIVED BY ENTEX HOLDINGS, INC. AND (II) SUCH SHARES HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (UNLESS, IN THE OPINION OF COUNSEL FOR ENTEX HOLDINGS, INC., SUCH REGISTRATION IS NOT REQUIRED).

               15. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

               16. Limitation of Action. The [Participant] and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the [Participant], on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

               17. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at ENTEX Holdings, Inc., 6 International Drive, Rye Brook, N.Y. 10573, Attn..: Senior Vice President, Human Resources. All notices to the [Participant] shall be addressed to the [Participant] or such other person or persons at the [Participant's] address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

               18. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the [Participant] and all rights granted to the Company under this Agreement shall be binding upon the [Participant's] heirs, legal representatives and successors.

               19. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

               20. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

               21. No Other Rights Created. Nothing contained in this Agreement shall be deemed to create a requirement of continued service as a director or a right of the [Participant] to be continued as a director. The [Participant] shall remain subject to removal or termination of his status as [an employee] [an officer] [a director] to the same extent as though this Agreement did not exist.

               22. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings assigned to them in the Plan.

               23. Incorporation of Terms of Plan. This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.

               24. Information Concerning the [Participant] and Terms of Option. This Agreement incorporates the following terms, definitions and information:

                   (a)    Date of Agreement:

                   (b)    [Participant]

                   (c)    Address of [Participant]: ____________________________

                          ______________________________________________________

                   (d)    [Participant's] Social Security Number: ______________

                   (e)    Date of Grant (Section 1):

                   (f) Number of Shares of Common Stock Subject to Option (Section 1):

                   (g) Purchase Price of each share of Common Stock covered by Option (Section 2):

                   (h)    Term of Option (Section 4):

                   (i) Permitted Additional Methods of Exercise of Option (Section 12(c)) [check all that apply]: (i) shares of Common Stock [ ]; (ii) withholding of shares of Common Stock [ ]; (iii) combination [ ].

                          IN WITNESS WHEREOF, the Company has caused this
Agreement to be executed in its name by its President or one of its Vice Presidents and the [Participant] has hereunto set his hand all as of the date, month and year first above written.

                                      ENTEX HOLDINGS, INC.


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ------------------------------------------
                                                 Signature of [Participant]

                                                                       EXHIBIT A

                    NON-QUALIFIED STOCK OPTION EXERCISE FORM

                                             [DATE]


ENTEX Holdings, Inc.
Six International Drive
Rye Brook, New York  10573
Attention:  [Secretary]

Dear Sirs:

            Pursuant to the provisions of the Non-Qualified Stock Option Agreement dated [_______], whereby you have granted to me a non-qualified stock option to purchase [ ] common shares, par value $0.001 per share, of ENTEX Holdings, Inc. (the "Company"), I hereby notify you that I elect to exercise my option to purchase ____________________ of the shares covered by such option at the exercise price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (a) a check payable to the order of the Company in the amount of $_____________, or (b) a certificate or certificates for [ ] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $_____________, and a check, payable to the order of the Company, in the amount of $_____________. Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. [I hereby acknowledge that I am purchasing these shares of Common Stock for investment purposes only and not with a view to the resale or distribution thereof.]

                                                   Very truly yours,

                                                   ---------------------------
                                                   [Address]
                                                   (For notices, reports,
                                                   dividend checks and other
                                                   communications to
                                                   stockholders.)

                                                                       EXHIBIT B


                                  RESTRICTIONS

The restrictions set forth below (other than the restriction contained in paragraph 1, which shall continue indefinitely) shall apply to all shares purchased pursuant to this Agreement until the completion by the Company of a Public Offering:

               1. If the [Participant] ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company other than for Good Cause, then the Company shall have the right, but not the obligation, to purchase from such [Participant] all shares of Common Stock acquired pursuant to this Agreement for a purchase price equal to the exercise price of the Option pursuant to which such shares were purchased. The Company shall exercise such right by delivery of a written notice of exercise to such [Participant] not later than sixty (60) days after the date on which the [Participant] ceases to be a member of the Board of Directors of the Company (the "Termination Date").

               2. If the [Participant] ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company other than by reason of death, Disability or Good Cause, then the Company shall have the right, but not the obligation, to purchase from such [Participant] all shares of Common Stock acquired pursuant to this Agreement for a purchase price equal to the Fair Market Value of such shares in effect on the later of the Termination Date or the date on which such shares are acquired pursuant to an exercise of the Option. The Company shall exercise such right by delivery of a written notice of exercise to such [Participant] not later than sixty (60) days after the date as of which the Fair Market Value repurchase price is to be determined.

               3. If the [Participant] ceases to be [an employee] [an officer] [a member of the Board of Directors] of the Company due to death or Disability, then the Company shall have the right, but not the obligation, to purchase all shares of Common Stock acquired by the [Participant] or his legal representative (or his beneficiary) pursuant to this Agreement at a purchase price equal to the Fair Market Value of such shares in effect on the later of the Termination Date or the date on which such shares are acquired pursuant to an exercise of the Option. The Company shall exercise such right by delivery to the [Participant] or his legal representative (or his beneficiary) of a written notice of exercise not later than sixty (60) days after the date as of which the Fair Market Value repurchase price is to be determined.

               4. (a) If the [Participant] desires to sell, assign, encumber, pledge or otherwise transfer ("Transfer") any shares of Common Stock acquired pursuant to this Agreement to any person or entity other than the Company ("Third Party"), except pursuant to a Transfer by the [Participant] of all or a portion of such shares to his ancestors, descendants or spouse (other than as an incident to the dissolution of marriage) (collectively, "Family Donees"), or to one or more trusts for the benefit of the [Participant] or any of his Family Donees, either inter vivos, or, subject to the provisions hereof relating to the death or Disability of the [Participant], pursuant to applicable laws of descent and distribution, if such Family Donee or such trust agrees in writing to be bound by the terms of the restrictions contained in this Agreement, such Transfer shall be made only in accordance with this Agreement and only for cash or cash equivalents.

                  (b) Upon receipt by the [Participant] of any bona fide offer to purchase all or any portion of the shares of Common Stock owned by such [Participant], his Family Donees or trusts for his or their benefit, then the party proposing to make the Transfer (the "Offering Party") shall deliver written notice ("Offer Notice") to the Company specifying the name of the Third Party that is the proposed purchaser of the shares of Common Stock, the number of shares proposed to be transferred, the price to be paid in the proposed sale and all other material conditions of the proposed sale. The Offering Party shall notify the Company of any material changes in the terms of such proposed Transfer, and such notice shall be treated as an original Offer Notice.

                  (c) The Company shall have the right, but not the obligation, to purchase all or any part of the shares of Common Stock offered pursuant to the Offer Notice for the price and on the terms specified in the Offer Notice by delivery of a written notice of exercise within sixty (60) days after the receipt of the Offer Notice.

                  5. If the Company is unable to exercise the rights granted to it pursuant to paragraphs 1 through 4 above due to a restriction imposed upon the Company under the terms of any bank loan or the terms of any instrument or agreement evidencing any indebtedness or other obligation of the Company or under an applicable provision of the Delaware General Corporation Law, then the Company will offer to assign its rights to Cameron by delivery of written notice of such offer. Cameron shall have the right, but not the obligation, to assign his rights hereunder to one or more Cameron Affiliates. Cameron and/or the Cameron Affiliates may exercise the rights of the Company to purchase shares of Common Stock assigned pursuant to this paragraph 5 by delivery of a written notice of exercise to the Company and the [Participant] not later than fifteen
(15) days after delivery by the Company of its offer notice to Cameron. If Cameron and/or the Cameron Affiliates exercise such rights, then Cameron and/or the Cameron Affiliates shall purchase such shares of Common Stock from the [Participant] and/or his legal representative on the same terms and subject to the same conditions as are applicable to the Company under this Agreement. If Cameron and/or the Cameron Affiliates do not exercise their rights under this paragraph 5, then the rights and obligations of the Company under paragraphs 1 through 4 above shall be deemed to have been satisfied.

                  6. The closing of any purchase pursuant to the exercise of any of the foregoing rights shall occur not later than thirty (30) days after the delivery of the notice of exercise by the Company, Cameron or the Cameron Affiliates, as the case may be, at the principal executive offices of the Company, unless the purchaser otherwise agrees, and at a time agreed upon by the Director or his legal representative or the Offering Party, as the case may be and the purchaser. At such closing, the purchaser shall pay to the [Participant] or his legal representative the total purchase price for the shares being purchased by check, payable to the order of the [Participant] or his legal representative or the Offering Party, as the case may be, against delivery by the [Participant] or his legal representative or the Offering Party, as the case may be of a certificate or certificates representing all of the shares being purchased, together with a stock power duly executed in blank with signature guaranteed, free and clear of all liens, claims, charges and encumbrances.


                                      - 2 -

<